Exhibit 99.1

]lkoi9Deloitte Touche Tohmatsu ABN 74 490 121 060 Grosvenor Place 225 George Street Sydney, NSW, 2000 Australia Phone: +61 2 9322 7000 www.deloitte.com.au

The Directors

RESIMAC Limited

Level 9, 45 Clarence Street

SYDNEY NSW 2000

14 October 2021

Dear Directors,

Report of Factual Findings

We have performed the procedures agreed with RESIMAC Limited (the “Issuer” and “you”), to report factual findings for the purpose of assisting you and Commonwealth Bank of Australia, National Australia Bank Limited, nabSecurities, LLC, Deutsche Bank AG, Sydney Branch, Standard Chartered Bank, and Citigroup Global Markets Australia Pty Ltd. (together, “the Underwriters”) in assessing, in combination with other information obtained by you and the Underwriters, the proposed securitisation transaction of a pool of residential mortgage loans and your evaluation of the Loan File Data Information (the “Purpose ”) pertaining to RESIMAC Bastille Trust in respect of RESIMAC Series 2021-2NC (the “Transaction”). The procedures performed are detailed in the terms of the engagement dated 11 October 2021 (“the Engagement Letter”) and set forth in the attached schedules with respect to the Transaction. Terms in this report have the same definition as in the Engagement Letter.

Issuer Responsibility for the Procedures Agreed

The Issuer is responsible for the adequacy or otherwise of the procedures agreed to be performed by us. You are responsible for determining whether the factual findings provided by us, in combination with any other information obtained, provide a reasonable basis for any conclusions which you wish to draw on the subject matter.

Our Responsibility

Our responsibility is to report factual findings obtained from conducting the procedures agreed. We conducted the engagement in accordance with Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements to Report Factual Findings (“ASRS 4400”). An agreed-upon procedures engagement is not an assurance engagement.

We have complied with ethical requirements equivalent to those applicable to Other Assurance Engagements, including independence.

The agreed-upon procedures do not constitute either a reasonable assurance (audit) or limited assurance (review) engagement in accordance with the Auditing and Assurance Standards Board (AUASB) standards, and as such, we do not express any conclusion and provide no assurance on the Transaction. Had we performed additional procedures or had we performed a reasonable or limited assurance engagement in accordance with AUASB standards, other matters might have come to our attention that would have been reported to you and the Underwriters.

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Factual Findings

The procedures were performed solely for the Purpose as specified above. The procedures performed and the factual findings obtained are set out in Appendix A of this report.

Restriction on Distribution and Use of the Report

Except as outlined in the Engagement Letter, this report is intended solely for the use of the Issuer and the Underwriters for the purpose set out above. As the intended user of our report, it is for you to assess both the procedures and our factual findings to determine whether they provide, in combination with any other information obtained, a reasonable basis for any conclusions which you wish to draw on the subject matter. As required by ASRS 4400, distribution of this report is restricted to those parties that have agreed the procedures to be performed with us and have been identified in the terms of the engagement (since others, unaware of the reasons for the procedures, may misinterpret the results). This report is disclosed to the Underwriters upon execution of the Underwriter Agreement with us as separately agreed between us and the Underwriters.

Access to our report will be restricted to the Issuer and the Underwriters, and all other parties will be excluded from using the Report, unless you are required to furnish or post our Report in connection with Rules 15Ga-2 and 17g-10 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”). Accordingly, we expressly disclaim and do not accept any responsibility or liability to any other parties for any consequences of use of this report. None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognised statistical rating organisation.

We understand that you may be asked by the Reserve Bank of Australia (“RBA”) to provide details of any external due diligence performed on the pool to indicate that such details have been verified and are correct. The wording that we consent to you using in your response to such a request, and to which you hereby agree to use, is as follows: “RESIMAC Limited engaged an independent third party to perform certain agreed-upon procedures under the Australian Auditing Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagement to Report Factual Findings (“AUPs”). The procedures included comparing certain information on the loan documentation to the information in the loan data file and the information in the loan system. Resimac Limited received and reviewed the report of factual findings in relation to the AUPs as part of our overall evaluation of the accuracy of stated details regarding the loans in the pool.”

Please contact us if you wish to propose any changes to this wording.

Except to the extent provided in any reliance letter, we note that clause 9 of our Standard Terms governs the use and non-disclosure of our work.

Yours Faithfully

DELOITTE TOUCHE TOHMATSU

Heather Baister
Partner
Chartered Accountants
Sydney, 14 October 2021

Appendix A – Factual Findings

The procedures we performed were divided into four parts, A to D.

For parts A to D, we have performed certain procedures in respect of a sample of the loans selected from an electronic data file provided by you, being the pool cut dated 30 August 2021 and provided by the Issuer on 10 September 2021 (“the Indicative Pool”). At your request, the sample size has been determined to be 153 loans (“the Initial Samples”).

Subsequently we were informed by the Issuer of an upsize of the Transaction. The Issuer provided us an updated pool cut dated 5 October 2021, provided on 7 October 2021 (the “Final Pool”). At your request, we have selected an additional 20 samples from the Final Pool (“the Additional Samples”) and performed the following procedures on the Additional Samples. We were informed by the Issuer that 4 samples from the Initial Sample have been removed from the Final Pool as indicated in Appendix B (List of Sample Assets Loan Numbers Selected from the Indicative Pool for the Initial Samples). We report the result of our procedures in relation to those.

The procedures have been performed using scanned versions, screen shots or photocopies of the relevant documents. We have not attempted to verify the authenticity of these documents.

For each loan file in the sample listed in Appendix B we agreed the following electronic data fields in the Indicative Pool for the Initial Samples and the Final Pool for the Additional Samples (together the Respective Pools, and the Samples) to the documentation described below in the loan files:

Part A – Loan testing

Procedure Performed	Factual Finding

A1. Loan purpose, as per the “LOAN PURPOSE” field, to the loan application or Credit Assessment Notes. If not specified on the loan application, loan purpose which are noted as purchases of property will be deemed a purchase of owner occupied property if the residential and security address are the same on the loan application;	No exceptions noted

A2. Settlement date, as per the “SETTLEMENT DATE” field, to the date of the compliance certificate;	No exceptions noted
A3. Original loan amount, as per the “ORIGINAL LOAN AMOUNT” field, to the loan agreement and any loan variation agreements or email confirmation of discharge from Credit officer in case of partial discharge.	No exceptions noted

As advised by the Issuer differences of <$1,000 between the respective Pools for the Samples and any loan variation agreement will not be reported as an exception due to the amount noted in the variations being an estimate.

Procedure Performed		Factual Finding

A4. Interest only period, as per the “END DATE FOR INTEREST ONLY” field to the loan agreement or letter of variation.		No exceptions noted

A5. Maturity date, as per the “MATURITY DATE” field, as being the settlement date plus the term in the loan agreement.		No exceptions noted

A6. Postcode of each of the security properties, as per the “1ST SECURITY POSTCODE”, “2ND SECURITY POSTCODE”, “3RD SECURITY POSTCODE”, “4TH SECURITY POSTCODE”, “5TH SECURITY POSTCODE”, “6TH SECURITY POSTCODE”, to the relevant valuation reports.		No exceptions noted
A7. Valuation of each of the security properties, as per the “1ST SECURITY VALUATION”, “2ND SECURITY VALUATION”, “3RD SECURITY VALUATION”, “4TH SECURITY VALUATION”, “5TH SECURITY VALUATION”, “6TH SECURITY VALUATION” to the relevant valuation reports.		No exceptions noted
A8. Security type of each security property as per the “1ST SECURITY TYPE”, “2ND SECURITY TYPE”, “3RD SECURITY TYPE”, “4TH SECURITY TYPE”, “5TH SECURITY TYPE”, “6TH SECURITY TYPE” to the relevant valuation reports based on the following classifications:		No exceptions noted
i)	Freestanding, Residential and Semi-Detached property types are classified as a ‘F’ or ‘S’ security type;
ii)	Units and Villas are classified as a ‘U’ or ‘V’ security type;
iii)	Townhouses are classified as either a ‘U’ or ‘T’ security type;
iv)	Detached Units are classified as a ‘F’.

A9. Borrower employment status as per the “EMPLOYMENT SERVICEABILITY TYPE - Borrower 1” to the Loan Application or Credit Assessment for all loans settled after 31 July 2011.		No exceptions noted
A10. Loan documentation type as per the “LODOC” field, to the loan agreement confirming whether the loan is a full documentation loan or low documentation loan depending on loan product type[1].		No exceptions noted

1 We have been advised by the Issuer that the following product types are considered low documentation loans: Prime Alt Doc, Alt Doc, Specialist Alt Doc Clear and Specialist Alt Doc, with all other product types considered full documentation loans.

Part B – Eligibility criteria testing

For each loan in the Samples we performed the following procedures:

Procedure Performed	Factual Finding

B1. Current LVR as per the Respective Pools for the Respective Pools for the Samples is not more than 98%.	No exceptions noted

B2. That a Solicitors Compliance Certificate or Title Insurance Settlement Confirmation in respect of the selected loan is included in the security source documents, or located on the Image Management system at RESIMAC.	No exceptions noted

B3. Checked that for each loan, the days in arrears as per the “NO OF DAYS IN ARREARS” per the Respective Pools for the Samples agrees to the arrears reconciliation section on the MTS portal as at the date of the Respective Pools for the Samples	No exceptions noted

B4. Checked that the Current Balance as per “LOAN BALANCE” per the Respective Pools for the Samples agrees to the loan balance portal in MTS.	No exceptions noted

B5. If the loan is a low documentation loan as per “LODOC” field being “Y” per the Respective Pools for the Samples, we checked that a completed Declaration of Financial status is included in the security source documents, or located on the Image Management system at RESIMAC.	No exceptions noted

Part C - Valuation Procedures (applicable for loans settled after 1 June 2013)

For each of the relevant loans selected, we obtained the loan documentation and checked the following:

Procedure Performed		Factual Finding

C1. Checked that the valuation is not more than 3 months old (90 days) at the date of settlement of the loan, unless valuation report of up to 180 days old at settlement has been accepted subject to appropriate DLA approval as evidenced by email from the Resimac Lending Manager.		No exceptions noted
C2. Confirmed that the valuation has been provided in a standard API format which included the following:		No exceptions noted

i)	Market value ‘as is’;
ii)	Rental Value;
iii)	Replacement Insurance Value;
iv)	Evidence of 3 recent sales.

The procedure has not been performed for desktop valuations.

Part D - Income Verification Procedures

Procedures have not been performed on loans with a settlement date prior to 31 July 2011.

Procedures D1-D3 are only applied to sample assets designated as “N” per the field “LODOC?” in the Respective Pools for the Samples:

Procedure Performed		Factual Finding

D1. For any sample asset designated as PAYG per the field Employment Serviceability Type in the Respective Pools for the Samples with a settlement date on or after 30 September 2012, checked that the following income evidence can be sighted for each applicant on the MTS Portal:		No exceptions noted

a.	Two of the three most recent payslips, or
b.	Three months statements from a financial institution showing regular salary credits;
c.	If none of the above documents are available, the following must be obtained for each applicant:
i) One payslip; and
ii) The latest PAYG Payment Summary (Group Certificate) or Tax Assessment Notice

D2. For any sample asset designated as PAYG per the field Employment Serviceability Type in the Respective Pools for the Sam ples with a settlement date between 1 August 2011 to 29 September 2012, checked that the following income evidence can be sighted for each applicant on the MTS Portal:		No exceptions noted

a.	Two of the three most recent payslips, or
b.	A letter from the employer on official letter head (PO Box and mobile contact numbers are unacceptable), signed and dated confirming employment status, position, base salary or total salary package and breakdown, commencement date or length of employment; and
c.	The latest PAYG Payment Summary (Group Certificate) or Tax Assessment Notice

D3. For any sample asset designated as Self Employed / or designated as CO (Company or Trust Borrower or blank) as per the field Employment Serviceability Type in the Respective Pools for the Samples, checked that the following income evidence can be sighted for each applicant on the MTS Portal:		No exceptions noted
a.	Most recent Tax Assessment Notice; and
b.	Financial statements for 2 years

Procedure D4 is only applied to sample assets designated as “Y” per the field “LODOC?” in the Respective Pools for the Samples:

Procedure Performed		Factual Finding

Procedure D4 is only applied to sample assets designated as “Y” per the field “LODOC?” in the Respective Pools for the Samples.		No exceptions noted

D4. Check that the following income declaration and evidence can be sighted for each applicant on the MTS Portal:

a.	Declaration of Financial Status, and
b.	3 months business bank statements (main transactional account), or
c.	6 months BAS Statements, or
d.	An Accountant’s letter/verification

Procedures D5-7 are to be performed on all sample assets:

Procedure Performed		Factual Finding

D5. Where an applicant has rental-based income noted on MTS Portal checked that one of the following income evidence can be sighted on the MTS Portal MTS Portal:		No exceptions noted

a.	Rental opinion from a real estate agent in the form of a letter for new purchases; or
b.	Rental statement from the managing agent; or
c.	Copy of current lease or tenancy agreement for properties already tenanted with bank statements confirming rental deposits for private agreements; or
d.	A taxation return showing declared income; or
e.	Rental opinion from a RESIMAC approved Panel Valuer in the form of a valuation addressed to RESIMAC Limited; or
f.	If the property is vacant, RESIMAC will rely on the lower of an agent’s market appraisal or rental amount as per the valuation report.

D6. Where an applicant has a Court Order mandating that the applicant receive maintenance payments as noted in MTS Portal, checked that the following income evidence can be sighted on the MTS Portal:		No exceptions noted
a.	Proof of receipt of maintenance for a continuous period of at least 3 months by way of bank statements or a child support agency statement; or
b.	Child Support Agency letter to confirm the maintenance agreement.

D7. Where an applicant has a Centrelink Pension as No exceptions noted noted on MTS Portal, checked that the evidence of a letter from Centrelink verifying pension details can be sighted on the MTS Portal.		No exceptions noted

Appendix B – List of Sample Assets Loan Numbers Selected from the Indicative Pool for the Initial Samples

Sample	Unique ID	Sample	Unique ID	Sample	Unique ID	Sample	Unique ID
#		#		#		#
1	36795-4	41 E	11030-7	81	11286-9	121	37562-7
2	35480-31	42	35739-3	82	8183-306	122	5662-146
3	8183-528	43	11416-1	83	30249-1	123	10627-2
4	31530-2	44	10826-8	84	31516-4	124	11030-9
5	33763-2	45	9450-27	85	10900-2	125	8183-470
6	8183-414	46 E	30932-4	86	31343-7	126	6001-329
7	35661-16	47	31459-1	87	3760-622	127	6105-65
8	8183-257	48	1494-1	88	40294-2	128	6949-10
9	38256-6	49	4230-111	89	35959-7	129	36021-1
10	8320-3	50	6019-53	90	31719-1	130	8183-369
11	35786-3	51	11030-14	91	1535-6	131	10120-1
12	37615-1	52	35944-6	92	11030-74	132	1642-60
13	35791-18	53	32844-20	93	30964-300157	133	35374-14
14	6105-61	54	8183-613	94	11030-49	134	36203-9
15	38222-300078	55	10333-3	95	1399-1611	135	8771-2
16	1585-3	56	3760-647	96	8117-10705	136	30249-2
17	1319-22	57	1319-30	97 D	37687-1	137	8183-316
18	11176-16	58	30471-5	98	11256-1	138	37359-5
19	38061-3	59	2760-330	99	9289-7	139	8183-507
20	39422-1	60	37441-5	100	8183-517	140	1515-26410
21	36795-1	61	268-24	101	10950-1	141	8183-654
22	35480-300170	62	11282-2	102	32443-1	142	10495-3
23	32579-4	63	9318-1	103	31476-4	143	33755-2
24	3760-519	64	35416-1	104	10017-1	144	496-504
25	1642-59	65	38208-2	105	8183-383	145	1399-1509
26	34673-1	66	10260-4	106	36786-2	146	8183-110
27	10195-3	67	37329-1	107	40307-1	147	8183-192
28	38848-2	68	35882-1	108	10120-3	148	38969-4
29	38028-3	69	35959-7	109	30493-2	149	33709-6
30	30493-1	70	39393-2	110	1515-26567	150	9187-22
31	30049-1	71	3117-4621	111	39137-16	151 E	11030-39
32	3250-26001	72	10068-2	112	37744-4	152	9580-35
33	8183-456	73	11030-41	113	10426-3	153	35374-14
34	4592-6	74	31789-2	114	4289-1
35	10502-4	75	8117-10961	115	8183-549
36	10620-15	76	6019-52	116	3383-37
37	10068-2	77	38097-2	117	3250-26438
38	32844-15	78	1677-1	118	5490-85
39	31495-3	79	38061-1	119	11030-63
40	3760-659	80	36308-1	120	10495-3

D	Sample discharged

E	Sample no longer met the eligibility criteria of a loan balance > $1,000

List of Sample Assets Loan Numbers Selected from the Final Pool for the Additional Samples

Sample	Unique ID	Sample	Unique ID	Sample	Unique ID	Sample	Unique ID
#		#		#		#
1	40060-6	6	10631-1	11	9384-34	16	30793-1
2	33605-16	7	33626-6	12	8183-494	17	10110-4
3	32433-1	8	8183-689	13	12069-1	18	11024-6
4	10874-5	9	9495-2	14	38957-2	19	32383-1
5	37529-7	10	8183-671	15	33514-30	20	3760-671